WARWICK VALLEY TELEPHONE COMPANY
                           49 Main Street
                        Warwick, New York 10990

              NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the Annual Meeting of Shareholders of Warwick Valley Telephone Company will be held at 2:00 p.m. on Friday, April 26, 1996, at the Company's office at 49 Main Street, Warwick, New York, for the following purposes:

  I. To fix the number of Directors at nine until the next Annual Meeting, to elect three Directors in Class III;

 II. To approve the selection of Auditors for the year ending December 31, 1996; and

III. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The holders of the Common Stock of the Company of record at the close of business on March 31, 1996 will be entitled to vote on each of the above matters.

                                   By the order of the Board of Directors
                                   P.S. Demarest, Secretary
                                   April 12, 1996

                           IMPORTANT

     You are cordially invited to attend the meeting in person.

     Even if you plan to be present, you are urged to SIGN, DATE, AND MAIL the enclosed proxy promptly.

     If you attend the meeting, you can vote either in person or by your proxy. All shares represented by valid proxies received prior to the meeting, pursuant to this solicitation, and not revoked before they are exercised, will be voted.














                              PROXY STATEMENT
                      Annual Meeting of Shareholders
                     Warwick Valley Telephone Company


                                                     April 12, 1996

     This statement is furnished in connection with a solicitation of proxies by the Board of Directors of Warwick Valley Telephone Company
(the "Company"), 49 Main Street, Warwick, New York 10990, to be used at the Annual Meeting of Shareholders of the Company to be held at 2:00 p.m.
on Friday, April 26, 1996, at its offices at 49 Main Street, Warwick, New York, and at any adjournment thereof, for the purposes set forth in the foregoing notice of meeting. Properly executed proxies received in time for the meeting will be voted in the manner set forth herein unless specifically otherwise directed by the shareholder, in which case they will be voted as directed. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time by delivering notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company before the proxy is voted.

     At the close of business on March 31, 1996, the Company had outstanding 618,957 shares of Common Stock, without par value (the "Common Stock"), and the then holders of record thereof will be entitled to one vote for each share so held by them on each of the matters to be considered at the meeting or any adjournment thereof.

     The Annual Report to Shareholders for the fiscal year ended December
31, 1995, including financial statements, was mailed together with this Proxy Statement to all shareholders. Such report is not a part of the proxy soliciting material. The Company will furnish without charge to any of its shareholders upon such shareholder's written request, a copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K, including the financial statements and financial statement schedules, but without the other exhibits attached thereto. Requests for such copies should be directed to: Philip S. Demarest, Warwick Valley Telephone Company, 49 Main Street, Warwick, New York 10990.

     The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally, by telephone or telegraph.

                        I. ELECTION OF DIRECTORS

     The Company's By-Laws provide that the Board shall be divided into three classes of at least three Directors each. Such classes are designated "Class I", "Class II" and "Class III". The Directors in each Class are elected in alternating years for three-year terms. At this Annual Meeting, the number of Directors will be fixed at nine until the next Annual Meeting, and three Directors will be elected to Class III for terms which will last until the 1999 Annual Meeting of Shareholders (and until their respective successors shall have been elected and qualified).

     It is the intention of the persons named in the enclosed form of proxy to vote each proxy for the election of each of the nominees named below unless such authority is withheld:

                               CLASS III

                             Earl V. Barry
                           Philip S. Demarest
                            Corinna S. Lewis



     All of the foregoing nominees are presently serving as Directors of the Company, and their terms as such expire upon the election of Directors at this Annual Meeting.

     Pursuant to the Company's By-Laws, the election of any director requires an affirmative vote of a plurality of the votes of the Company's Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote on that proposal. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as tellers for the meeting. The tellers will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of quorum. Abstentions, however, will constitute a vote "against" any proposal. The tellers will treat "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and with respect to which broker or nominee does not have discretionary power to vote on a particular matter) as if the broker never voted.


     If any of the nominees shall be unable to serve, the proxy may be voted with the discretionary authority for a substitute chosen by the Board of Directors. The Company has no reason to believe that any nominee will be unable to serve.

    INFORMATION ABOUT DIRECTORS AND NOMINEES FOR ELECTION AS DIRECTOR


Name, Age and Other Position,                   Period Served as Director and
 if any, with the Company                         Past Business Experience

                         NOMINEES FOR CLASS III
                       (Term will expire in 1999)

Earl V. Barry, 86...........................Director since 1973; retired since
                                             1977; Vice President of the
                                             Company prior to 1977.

Philip S. Demarest, 59......................Director since 1964; Vice
 Vice President, Secretary                   President since 1977; Secretary
  and Treasurer                              Since 1972; Treasurer since 1989;
                                             Secretary and Director of Warwick
                                             Valley Mobile Telephone Company,
                                             Inc.; Warwick Valley Long
                                             Distance Company, Inc.; Warwick
                                             Valley Networks, Inc.; and
                                             Hometown Online, Inc. (the
                                             "Company's subsidiaries").

Corinna S. Lewis, 57........................Director since 1994; retired public relations consultant.




                DIRECTORS WHOSE TERMS HAVE NOT EXPIRED
                      (Elected in 1993 and 1994)


Wisner H. Buckbee, 59.......................Director since 1991 (Class II:
                                             current term expires in 1998);
                                             President of Wisner Farms, Inc.,
                                             an operating diary farm, since
                                             before 1991.

Howard C. Conklin, Jr., 68...................Director since 1965 (Class I:
 Chairman of the Board                       current term expires in 1997);
                                             Chairman of the Board since
                                             1988; Chairman of the Board of
                                             Conklin & Strong Inc., a retail
                                             lumber and building materials
                                             company located in Warwick,
                                             N.Y., since before 1991;
                                             President of Conklin & Strong
                                             prior to 1991.


Joseph E. DeLuca, M.D., 45..................Director since 1993 (Class II:
                                             current term expires in 1998);
                                             Physician with private practice
                                              since before 1991; Physician,
                                             Vernon Urgent Care Center,
                                             Vernon, N.J., since 1994.


Fred M. Knipp, 65.......................... Director since 1989 (Class II:
 President                                   current term expires in 1998);
                                             President since 1988; President
                                             and Director of the Company's
                                             subidiaries.


 Victor J. Marotta, 47......................Director since 1990 (Class I:
                                             current term expires in 1997);
                                             Director of Tri-States Tankers of
                                             New York, Inc., a construction
                                             material trucking company located
                                             in Andover, N.J., since 1994.
                                             President and principal
                                             shareholder of Tri-States Transit
                                             Mix, Inc., a construction
                                             materials company located in
                                             Port Jervis, N.Y. from before
                                             1991 to 1994.

Henry L. Nielsen, Jr., 69...................Director since 1984 (Class I:
                                             current term expires in 1997);
                                             Vice Chairman of the Board since
                                             1992; President of Nielsen
                                             Construction Company, Inc.,
                                             a heavy construction and earth-
                                             moving company located in
                                             Warwick, N.Y., since before 1991.

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

     The Board of Directors held twelve regular meetings in 1995. The Company has standing Audit, Officers' Compensation, and Nominating Committees of the Board of Directors. Each Director attended 75% or more of the combined total of meetings of the Board of Directors and the Committees on which he served.

     The Audit Committee held one meeting in 1995. Director DeLuca is Chairman of the Committee, and Directors Barry, Buckbee, Conklin and Lewis are members. The Audit Committee's duties and responsibilities include recommending to the Board the engagement of the independent auditors, approving the plan and scope of the audit and the fee before the audit begins and, following the audit, reviewing the results and the independent auditors' comments on the Company's system of internal accounting controls with the independent auditors. The Committee also advises the Board as to the implementation of recommendations which have been made pursuant to suggestions of the independent auditors.

     In carrying out these functions, the Audit Committee represents the Board in discharging its responsibility of oversight, but the existence of the Committee does not alter the traditional roles and responsibilities of the Company's management and the independent auditors with respect to the accounting and control functions and financial statement presentation.

     The Officers' Compensation Committee held one meeting in 1995. Director Nielsen is Chairman of the Committee and Directors Barry, Buckbee, Conklin, DeLuca, Lewis and Marotta are members. The Committee makes specific salary recommendations to the Board concerning officers of the Company and reviews salaries of other management personnel.

     The Nominating Committee held one meeting  in 1995.  Director
Conklin is Chairman and Directors Knipp, Marotta and Nielsen are members. The Nominating Committee recommends to the Board the names of Directors to be recommended for election or re-election by the shareholders at the Annual Meeting. The Nominating Committee is not precluded from considering written recommendations for nominees from shareholders. For the 1997
Annual Meeting, such recommendations, together with a description of the proposed nominee's qualifications and other relevant biographical information, are to be sent to the Secretary of the Company not later than December 13, 1996.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership information as of March 31,1996 regarding each Director, nominee for Director and Officer and all Directors, nominees and officers as a group, with respect to each class of the Company's outstanding equity securities. Holders of shares of the Company's 5% Series Preferred Shares, $100 par value (5% Preferred), are not entitled to vote those shares at the Annual Meeting for which this Proxy Statement has been prepared.

                                       Amount and Nature
                   Name of              of  Beneficial             Percent
Title of Class    Beneficial           Ownership (Shares)          of Class
Common Stock     Earl V. Barry               40,980 (1)                6.62%
5% Preferred     Earl V. Barry                  142                    2.84%
Common Stock     Wisner H. Buckbee            1,138                    0.18%
5% Preferred     Wisner H. Buckbee               20                    0.40%
Common Stock     Howard Conklin, Jr.          3,240 (1)                0.52%
Common Stock     Joseph E. DeLuca               500 (1)                0.08%
Common Stock     Philip S. Demarest           1,781                    0.29%
Common Stock     Herbert Gareiss, Jr.         5,558 (2),(3)            0.90%
Common Stock     Fred M. Knipp                4,169 (1)                0.67%
Common Stock     Corinna S. Lewis               636                    0.10%
5% Preferred     Corinna S. Lewis                15                    0.30%
Common Stock     Henry L. Nielsen, Jr.          600                    0.10%


All Directors, nominees for Director and officers as a group:

Common Stock.....58,632     (9.47% of the class)
5% Preferred........177     (3.74% of the class)

(1)  Includes shares held by wife.
(2)  Includes shares held in trust for children.
(3)  Includes shares which may be voted pursuant to power of attorney.

     As of March 31, 1996, the only holder of more than 5% of the Company's Common Stock known to the Company (other than Earl V. Barry,
49 Main Street, Warwick, New York 10990, who is shown in the preceding table) was Orange County Trust Company, 75 North Street, Middletown, New York 10940, which held 46,800 shares (7.62%) as trustee or custodian. The Trust Company has sole power to vote and dispose of 46,200 shares and shares voting power with respect to 600 shares.


EXECUTIVE COMPENSATION

     The information provided below regarding certain officers and Directors of the Company is that permitted for "small business issuers" by Regulation S-K of the Securities Exchange Commission.

      The following table sets forth all compensation paid by the Company during the last three fiscal years to each executive officer.

Name and                                                       Other Annual
Principal Position            Year           Salary            Compensation*

President Fred M. Knipp       1995        $151,575.65            $15,127.74
 President and Director       1994        $137,941.98            $12,312.74
                              1993        $123,538.23            $12,033.26

Philip S. Demarest            1995        $112,964.74            $10,115.87
 Vice President, Secretary,   1994        $105,480.71            $ 8,723.38
 Treasurer and Director       1993        $ 96,750.07            $ 8,403.16

John P. Nye                   1995        $ 84,357.80            $ 7,105.72
 Vice President               1994        $104,461.42            $ 8,653.14
                              1993        $ 95,784.51            $ 8,777.48

Herbert Gareiss, Jr.          1995        $101,495.28            $ 3,940.14
 Vice President, Assistant    1994        $ 95,340.08            $ 3,583.10
 Secretary and Assistant      1993        $ 87,492.10            $ 3,488.88
 Treasurer


* Directors' fees, Company match of 401K contributions and Company-paid life insurance premiums.

     Directors of the Company receive $350, and the Chairman receives
$525, for each regular or special meeting of the Board which they attend.
Directors who are not employees of the Company also receive $175 for each committee meeting.



CERTAIN TRANSACTIONS WITH DIRECTORS

     During 1994 and 1995, the Company paid a total of $187,036.00 and $223,528.00, respectively, to John W. Sanford & Son, Inc., of which Corinna
S. Lewis, a Director of the Company and John W. Sanford, Jr., a former Director of the Company, are directors and shareholders. These amounts were paid as premiums on property, liability and worker compensation insurance policies maintained by the Company. The management of the Company believes that the transactions with John W. Sanford & Son, Inc. are on terms as favorable as those available from unaffiliated third parties.


II.  APPROVAL OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of Bush & Germain independent public accountants for the Company for the year 1996. Shareholder approval of this appointment is requested. In the event a majority of the votes cast are against approval, the Board of Directors will reconsider the appointment. A representative of Bush & Germain is not expected to attend the Annual Meeting.


III.  OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

     The Board of Directors knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matter should properly come before this Annual Meeting it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matter.


                        SHAREHOLDERS PROPOSALS

     Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with the regulations of the Securities and Exchange Commission. If a shareholder intends to present a proposal at next year's Annual Meeting of Shareholders, the proposal must be received by the Secretary of the Company (at 49 Main Street, Warwick, New York 10990) not later than December 13, 1996 in order to be included in the Company's proxy statement and form of proxy relating to that Meeting. Under the rules of the Securities and Exchange Commission, shareholders submitting such proposals are required to have held shares of the Company's Common Stock amounting to at least $1,000 in market value or one percent of the Common Stock outstanding for at least on year prior to the date on which such proposals are submitted. Futhermore, such shareholders must continue to own at least that amount of the Company's Common Stock through the date on which the Annual Meeting is held.

WARWICK VALLEY TELEPHONE COMPANY                                        PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Herbert Gareiss, Jr., with full power of substitution, attorney, agent and proxy to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Warwick Valley Telephone Company to be held on Friday, April 26, 1996 at 2:00 p.m. or at any adjournment thereof:

I.     FIXING NUMBER OF DIRECTORS AT NINE until next Annual Meeting.

       FOR []                 AGAINST []                ABSTAIN []

       The Board of Directors recommends a vote FOR this resolution.

II.    ELECTION OF DIRECTORS

       FOR [] all nominees listed below   WITHHOLD AUTHORITY [] to vote for
              (except as marked to the                          all nominees
              contrary below)                                   listed below

               Earl V. Barry, Philip S. Demarest, Corinna S. Lewis


       The Board of Directors recommends a vote FOR this resolution.
       INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

III.   PROPOSAL TO APPROVE THE APPOINTMENT
       OF BUSH AND GERMAIN as the independent FOR [] AGAINST [] ABSTAIN [] public accountants of the Company.

       The Board of Directors recommends a vote FOR this resolution.

IV. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

       This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR as respects all items.

       WITNESS my hand this...........................................day of

       ..............................................................., 1996
                                (please date)

       .....................................................................

       .....................................................................
       Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign.

       When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                    PROMPTLY USING THE ENCLOSED ENVELOPE